NUMBER                                                                    SHARES

                             INFOCURE CORPORATION
             INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE


                                             SEE REVERSE FOR CERTAIN DEFINITIONS
COMMON STOCK

                                                               CUSIP 45665A 10 8


THIS IS TO CERTIFY THAT






is the owner of


FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.001 PAR VALUE EACH,
                                      OF


                             INFOCURE CORPORATION

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Ceritifcate of Incorporation of the Corporation, By-Laws and all Amendments thereto, to all of which the holder, by acceptance hereof, assents.

   This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

   WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

   Dated:

   /s/ James K. Price
   -----------------------------                    /s/
   James K. Price                                      ------------------------
   Secretary                                                   PRESIDENT


                         [INFOCURE CORPORATION SEAL]



COUNTERSIGNED AND REGISTERED:
                AMERICAN STOCK TRANSFER & TRUST COMPANY
                                            TRANSFER AGENT AND REGISTRAR
BY
                                                    AUTHORIZED SIGNATURE


AMERICAN BANK NOTE COMPANY       MAR 12, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807             049473fc
(562)989-2333
(FAX) (562)426-7450  308-19X     Proof_____NEW

                             INFOCURE CORPORATION

   THE CORPORATION IS AUTHORIZED TO ISSUE MORE THAN ONE CLASS OF STOCK AND MORE THAN ONE SERIES OF ANY CLASS OF STOCK. THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS, THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


   TEN COM - as tenants in common                    UNIF GIFT MIN ACT -  ............Custodian...........
   TEN ENT - as tenants by the entireties                                    (Cust)              (Minor)
   JT TEN  - as joint tenants with right                                  under Uniform Gifts to Minors
             of survivorship and not as                                   Act.............................
             tenants in common                                                          (State)

    Additional abbreviations may also be used though not in the above list.


For value received,                       hereby sell, assign and transfer
                   -----------------------
unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
[                                   ]


----------------------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

----------------------------------------------------------------------------


----------------------------------------------------------------------------


----------------------------------------------------------------------shares of the common stock represented by the within Certificate, and do hereby irrevocably  constitute and appoint

--------------------------------------------------------------------Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.


Dated
     ------------------------------------

                         ------------------------------------------------------
                 NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
                         THE NAME AS WRITTEN UPON THE FACE OF THE
                         CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                         THE SIGNATURES SHOULD BE GUARANTEED BY AN
                         ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-16.




AMERICAN BANK NOTE COMPANY       MAR 12, 1997 fm
3504 ATLANTIC AVENUE
SUITE 12
LONG BEACH, CA 90807             049473bk
(662)989-2333
(FAX) (562)426-7450              Proof____   NEW